UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2009

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)	06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

As previously disclosed on Current Report on Form 8-K dated March 23, 2009, Chemtura Corporation (the “Company” or “Chemtura”) and certain of its subsidiaries organized in the United States (collectively, the “Debtors”) on March 18, 2009 filed voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On that same date, the Debtors filed a motion seeking approval of a Senior Secured Super-Priority-Debtor-in-Possession Credit Agreement (the “DIP Credit Facility” or “DIP Credit Agreement”), which was approved on an interim basis by the Bankruptcy Court on March 20, 2009.  As previously disclosed on Current Report on Form 8-K dated April 29, 2009, the Company and the parties to the DIP Credit Agreement entered into Amendment No. 1 to the DIP Credit Agreement.  Amendment No. 1 provided for, among other things, (i) an increase in the outstanding amount of inter-company loans the Debtors could make to the non-debtor foreign subsidiaries of the Company from $7.5 million to $40 million; (ii) a reduction in the required level of borrowing availability under the minimum availability covenant; and (iii) the elimination of the requirement to pay additional interest expense if a specified level of accounts receivable financing was not available to the Company’s European subsidiaries.  On April 29, 2009, the Bankruptcy Court granted final approval of the DIP Credit Agreement, as amended pursuant to Amendment No. 1.

On July 13, 2009, the Company and the parties to the DIP Credit Agreement entered into Amendment No. 2 to the DIP Credit Agreement subject to approvals by the Bankruptcy Court and the Company’s Board of Directors which approvals were obtained on July 14 and July 15, 2009, respectively.  The DIP Credit Agreement was amended to provide for, among other things, an option by the Company to extend the maturity of the DIP Credit Facility for two, consecutive three month periods.  Prior to Amendment No. 2, the DIP Credit Agreement matured on the earlier of 364 days, the effective date of a plan of reorganization or the date of termination in whole of the Commitments (as defined in the DIP Credit Agreement).

The option to extend the maturity date for the first additional three month period is subject to the satisfaction of certain conditions including, among other things, delivery of a business plan projecting EBITDA for the extension period, the filing of a plan of reorganization with the Bankruptcy Court, Availability (as defined in the DIP Credit Agreement) as of the initial maturity date of not less than $30 million, and the payment of an extension fee.  The option to extend the maturity date for a second additional three month period is subject to the satisfaction of certain conditions including, among other things, approval of the extension by the Required Lenders (as defined in the DIP Credit Agreement), approval by the Bankruptcy Court of a disclosure statement and procedures to solicit votes with respect to a plan of reorganization, Availability (as defined in the DIP Credit Agreement) as of June 22,  2010 of not less than $30 million, and the payment of an additional extension fee.

The applicable per annum interest rate for borrowings under the DIP Credit Facility increases 1% during the three month extension and an additional 1% commencing June 22, 2010 if extended for six months.  Other amendments include an increase to the amount of permitted capital expenditures for the periods of each maturity date extension of the DIP Credit Agreement, the exclusion from the calculation of EBITDA any non-cash foreign currency exchange gains and losses resulting from balance sheet re-measurement and permitting the $40 million basket for intercompany loans to non-debtor foreign subsidiaries to be utilized for up to $10 million of equity contributions to such subsidiaries and/or for the issuance of letters of credit under the DIP Credit Agreement to support certain credit facilities of such subsidiaries.  A copy of Amendment No. 2 to the DIP Credit Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure

On July 15, 2009, Chemtura filed with the Bankruptcy Court, as required by the Bankruptcy Code, its Monthly Operating Report for the period June 1, 2009 through June 30, 2009.  The June 2009  Monthly Operating Report (the “Monthly Operating Report”) is furnished hereunder as Exhibit 99.1.

Cautionary Statements Regarding Financial and Operating Data

Chemtura cautions investors and  potential investors not to place undue reliance upon the information contained in the Monthly Operating Report as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of Chemtura or its subsidiaries, or any other affiliate of Chemtura.  The Monthly Operating Report was not audited or reviewed by independent accountants, is as prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in Chemtura securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Chemtura’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of Chemtura’s financial condition or operating results for the period that would be reflected in Chemtura’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

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(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 2 to DIP Credit Agreement
99.1	Monthly Operating Report for June 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By:	/s/ Billie S. Flaherty
Name:	Billie S. Flaherty
Title:	SVP, General Counsel & Secretary

Date:  July 16, 2009

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Amendment No. 2 to DIP Credit Agreement
99.1	Monthly Operating Report for June 2009